UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2008
ASTRONICS CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-7087	16-0959303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

130 Commerce Way
East Aurora, New York	14052
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (716) 805-1599
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Astronics Corporation Reports 2007 Full Year and Fourth Quarter Results
February 14, 2008

Item 2.02	Results of Operations and Financial Condition
On February 14, 2008, Astronics Corporation issued a news release announcing its financial results for the fourth quarter and year to date 2007. A copy of this news release is attached as Exhibit 99.1.
The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The information in this report including the exhibit hereto, shall not be deemed to be “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.
Press Release of Astronics Corporation dated February 14, 2008
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Astronics Corporation Reports 2007 Full Year and Fourth Quarter Results
February 14, 2008

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astronics Corporation

Dated: February 15, 2008	By:	/s/ David C. Burney

	Name:	David C. Burney
Vice President and CFO
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Astronics Corporation Reports 2007 Full Year and Fourth Quarter Results
February 14, 2008

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of Astronics Corporation Dated February 14, 2008
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